• • • • • • • • • • • • • • • • • • • • • • • • • •

• • •

‒

▪ ▪

• •

• • • •

FL, 34% CA, 21% TX, 6% GA, 6% Other2, 34%

FL, 24% CA, 24% TX, 12% GA, 7% Other2, 34%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage, Inc.

Third Quarter 2022 Earnings Supplement

Angel Oak
MORTGAGE REIT

Important Notices

References in this presentation to "we," "us," "our," "AOMR" and the "Company" refer to Angel Oak Mortgage, Inc., a Maryland corporation, its operating partnership and their respective subsidiaries; the term "Manager" refers to Falcons I, LLC, our external manager; the term "Angel Oak Capital" refers to Angel Oak Capital Advisors, LLC; the term "Angel Oak Mortgage Lending" refers collectively to Angel Oak Mortgage Solutions, Angel Oak Home Loans and Angel Oak Commercial Lending; the term "Angel Oak Mortgage Solutions" refers to Angel Oak Mortgage Solutions LLC; the term "Angel Oak Home Loans" refers to Angel Oak Home Loans LLC; the term "Angel Oak Commercial Lending" refers to Angel Oak Commercial Lending, LLC, Angel Oak Prime Bridge, Angel Oak Commercial Bridge and Cherrywood Mortgage; the term "Angel Oak Prime Bridge" refers to Angel Oak Prime Bridge, LLC; the term "Angel Oak Commercial Bridge" refers to Angel Oak Commercial Bridge, LLC; and the term "Cherrywood Mortgage" refers to Cherrywood Mortgage, LLC; the term "Angel Oak" refers collectively to Angel Oak Capital and its affiliates, including our Manager; and the term "AOMT" refers to Angel Oak Mortgage Trust I, LLC, Angel Oak's securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of the COVID-19 pandemic on our business, financial results and performance. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the impact of the ongoing COVID-19 pandemic;
- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire non-QM loans sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending, and other target assets;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and the real estate markets specifically;
- changes in our business strategies or target assets;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- our ability to profitably execute securitization transactions;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager, and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q3 Highlights & Financial Results

Q3 Financial Results

Dividend	Declared Q3 dividend of $0.32/share
GAAP Net Income	($3.40)/share
Distributable Earnings[1]	$0.84/share
Distributable Earnings ROAE[1]	Q3: 26.4%
Book Value	$10.63/share
Economic Book Value[1]	$12.94/share

KEY COMMENTARY

- Book Value per Share decline of (27.8%) versus Q2 2022, most of which is driven by unrealized mark-to-market losses on our whole loan and on-balance sheet securitization portfolios
- Economic Book Value [1] (EBV) declined (19.4%) to $12.94/share versus Q2 2022 EBV of $16.05/share
- Operating Expenses[2] (excluding severance and securitization expenses) were ~$1MM favorable versus Q2

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Excludes Securitization Expense and Management Fees.

Q3 FY22 Interest Income and Average Asset Balances

	Q3 2022				Q2 2022			
$000s	Interest Income / Expense	Average Balance	Implied Annual Yield		Interest Income / Expense	Average Balance	Implied Annual Yield	
Interest Income								
Residential Loans	$ 13,162	$ 1,106,402	*4.8%*		$ 13,444	$ 1,243,100	*4.3%*	
Residential Loans in Securitization Trust	12,759	1,123,361	*4.5%*		11,469	1,018,247	*4.5%*	
Commercial Loans	309	11,412	*10.8%*		345	20,387	*6.8%*	
RMBS	3,418	402,899	*3.4%*		4,191	400,403	*4.2%*	
CMBS	423	9,051	*18.7%*		172	9,159	*7.5%*	
Total Interest Income[1]	**$ 30,071**				**$ 29,622**			
Interest Expense								
Notes Payable	$ 10,312	$ 948,845	*4.3%*		$ 7,306	$ 1,079,482	*2.7%*	
Non-Recourse Securitization Obligation	6,983	1,082,841	*2.6%*		5,679	981,633	*2.3%*	
Repurchase Facilities	577	50,988	*4.5%*		286	92,598	*1.2%*	
Total Interest Expense[2]	**$ 17,872**				**$ 13,271**			
Net Interest Margin	**$ 12,199**				**$ 16,351**			
Net Interest Margin as % of Interest Income	***40.6%***				***55.2%***			

[1] Displays Target Asset Balances and Income, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS, excludes $100k of other interest income

[2] Excludes Debt Issuance Costs

Q3 Distributable Earnings

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
	(in thousands)	
Net income allocable to common stockholder(s)	$ (83,353)	$ 6,340
Adjustments:		
Net unrealized (gains) losses on derivatives	(10,936)	3,837
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	38,822	
Net unrealized (gains) losses on residential loans	73,195	(6,157)
Net unrealized (gains) losses on commercial loans	(226)	43
Non-cash equity compensation expense	3,340	833
Distributable Earnings	$ 20,842	$ 4,896
Annualized Distributable Earnings Return on Average Equity		
Annualized Distributable Earnings	$ 83,367	$ 19,584
Average total stockholder(s)' equity	316,070	498,895
Distributable Earnings Return on Average Equity	26.4%	3.9%

GAAP Net Income includes the impact of unrealized Gains/(Losses) due to mark-to-market valuations that do not impact Distributable Earnings

- When interest rates rise, the unrealized mark-to-market valuation of existing securities and loans will decline

Note: Please see Appendix for Company's definition of Distributable Earnings.

Target Asset Growth


Balance Sheet Composition[1]
($ millions)
1,271
723
529
1,684
622
320
723
2,244
486
667
1,062
2,704
491
1,078
1,104
3,214
923
983
1,279
3,220
1,069
1,063
1,069
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Commercial Loans & CMBS
Residential Loans
Loans in Securitization Trust
RMBS

KEY COMMENTARY

- Balance Sheet roughly flat compared to previous quarter, reflecting defensive positioning to preserve capital
- AOMT 2022-4 Securitization contributed to expansion of Loans in Securitization Trust, offset by prepays across existing securitizations

[1] Displays Target Asset Balances as of quarter end, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS

GAAP Book Value


$19.47
($0.45)
($2.22)
$16.80
($0.45)
($1.62)
$14.73
($0.45)
($3.65)
$10.63
BV as of 12/31/2021
Dividend
Q1 BV Decline
BV as of 3/31/2022
Dividend
Q2 BV Decline
BV as of 6/30/2022
Dividend
Q3 BV Decline
BV as of 9/30/2022

KEY COMMENTARY

- GAAP Book Value of $10.63 including impact of $0.45 dividend paid in August, down (27.9%) from $14.73 at end of Q2
- Q3 Book Value decrease driven by unrealized losses on mark-to-market on our whole loan, on-balance sheet securitization, and RMBS portfolios

Economic Book Value



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$19.52
($0.45)
($1.46)
$17.61
($0.45)
($1.11)
$16.05
($0.45)
($2.66)
$12.94
EBV as of 12/31/2021
Dividend
Q1 EBV Decline
EBV as of 3/31/2022
Dividend
Q2 EBV Decline
EBV as of 6/30/2022
Dividend
Q3 EBV Decline
EBV as of 9/30/2022

Economic Book Value marks the amortized cost liability balances of our Non-Recourse Financing Obligation

AOMR 2022-4 Securitization

In July, AOMR closed its fourth post-IPO securitization for $184.7MM with a 5.22% Weighted Average Coupon

2022-4 Securitization Details as of Deal Date

Class	Total Balance		Balance Sold	Initial Coupon (%)	Total Proceeds
A1	127,107,000	$	127,107,000	4.650%	$125,509,430
A2	15,889,000	$	15,889,000	4.650%	$15,321,680
A3	16,073,000	$	16,073,000	4.650%	$15,346,394
M1	10,254,000			4.745%	
B1	3,325,000			4.745%	
B2	5,081,000			4.745%	
B3	7,020,934			4.745%	
XS	184,749,934			0.082%	
A-IO-S	184,749,934			0.324%	
Total	$184,749,934		$159,069,000		$156,177,505

KEY COMMENTARY

- $184.7MM Securitization; Face Value of securities sold $159.1MM
- Weighted average coupon of loans underlying portfolio of **5.22%**
- AOMR retained M1, B1, B2, B3, XS, and A-IO-S tranches
- Average credit score: **725**; Average Loan-to-Value (LTV): **75.1%**

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $1.1B

Weighted Average Coupon: 4.72%

Weighted Average LTV at Origination: 70%

Weighted Average FICO Score at Loan Origination: 739

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 0.4%

Residential Loan Portfolio Credit Score Distribution



# of Loans
500
400
300
200
100
0
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Product



Non Owner Occupied, 2%
Investor Loans, 22%
Loans Made to Bank Statement Borrowers, 37%
Just Missed Prime, 39%

Residential Loan Geographic Diversification



Other¹, 23%
CA, 45%
GA, 4%
AZ, 3%
TX, 7%
FL, 18%

Residential Loan Portfolio Coupon Rate Distribution



# of Loans
600
500
400
300
200
100
0
< 3
3-3.4999
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0+
Coupon Rate (%)

As of September 30, 2022.

1 No state in "Other" represents more than a 3% concentration of the residential mortgage loans in our portfolio that we owned directly as of September 30, 2022

Key Portfolio Statistics: Loans in Securitization Trust

$000s	AOMT 2021-4	AOMT 2021-7	AOMT 2022-1	AOMT 2022-4	Total / Weighted Average
UPB of loans	$ 197,061	$ 314,672	$ 483,031	$ 181,064	$ 1,175,828
Number of loans	442	804	1,063	402	2,711
Weighted Average Loan Coupon	5.03%	4.73%	4.43%	5.22%	4.74%
Average Loan Amount	$ 446	$ 391	$ 454	$ 450	$ 435
Weighted Average LTV at loan origination and deal date	70%	69%	69%	74%	70%
Weighted Average Credit Score at loan origination and deal date	741	745	749	725	743
Current 3 month CPR[1]	15.5%	10.2%	6.9%	6.5%	9.1%
90+ Delinquency (as a % of UPB)	0.0%	0.4%	0.5%	0.0%	0.3%

Loans in Securitization Trust Geographic Diversification



FL, 34%
CA, 21%
TX, 6%
GA, 6%
Other², 34%

As of September 30, 2022.

[1] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year

[2] No state in other represents more than a 3% concentration in the underlying collateral

Key Portfolio Statistics: RMBS

RMBS PORTFOLIO:

Our RMBS Portfolio represents the legacy retained tranches of securitizations that AOMR took part in before becoming a public company in June 2021 as well as any RMBS purchased in the secondary market. Total Fair Value: $1,069MM

Weighted Average Coupon: 6.5%

Weighted Average LTV: 72.3%

90 Day Delinquency (as a % of UPB): 7.84%

RMBS Portfolio LTV Trend



77.0%
76.0%
75.0%
74.0%
73.0%
72.0%
Sep 20 Dec 20 Mar 21 Jun 21 Sep 21 Dec 21 Mar 22 Jun 22 Sep 22

RMBS Portfolio 90+ Day Delinquency Trend [1]



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Sep 20 Dec 20 Mar 21 Jun 21 Sep 21 Dec 21 Mar 22 Jun 22 Sep 22

RMBS Portfolio Geographic Diversification



Other², 34%
FL, 24%
CA, 24%
TX, 12%
GA, 7%

As of September 30, 2022.

[1] As % of Original UPB ; [2] No state in "Other" represents more than a 4% concentration of the underlying collateral

Appendix

The AOMR Model

AOMR is committed to generating attractive risk-adjusted returns and long-term capital appreciation to seek to drive attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of Angel Oak ecosystem**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure


Senior Bonds
(AAA, AA, A rating)
~85 - 90% of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds and Junior Equity (credit sensitive) and IO bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Q3 FY22 Income Statement (Unaudited)

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
	(in thousands, except for per share data)	
INTEREST INCOME, NET		
Interest income	$ 30,148	$ 15,587
Interest expense	18,408	2,599
NET INTEREST INCOME	11,740	12,988
REALIZED AND UNREALIZED (LOSSES) GAINS, NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	17,290	(7,144)
Net unrealized (loss) gain on mortgage loans, debt at fair value option, and derivative contracts	(100,855)	6,821
TOTAL REALIZED AND UNREALIZED (LOSSES) GAINS, NET	(83,565)	(323)
EXPENSES		
Operating expenses	2,764	2,545
Operating expenses incurred with affiliate	2,141	645
Due diligence and transaction costs	213	452
Stock compensation	3,340	833
Securitization costs	1,115	-
Management fee incurred with affiliate	1,951	1,846
Total operating expenses	11,524	6,321
INCOME BEFORE INCOME TAXES	(83,349)	6,344
Income tax benefit	-	-
NET (LOSS) INCOME	$ (83,349)	$ 6,344
Preferred dividends	(4)	(4)
NET (LOSS) INCOME ALLOCABLE TO COMMON STOCKHOLDERS	$ (83,353)	$ 6,340
Other comprehensive (loss) income	(10,227)	1,818
TOTAL COMPREHENSIVE (LOSS) INCOME	$ (93,580)	$ 8,158
Basic (loss) earnings per common share	$ (3.40)	$ 0.25
Diluted (loss) earnings per common share	$ (3.40)	$ 0.25
Weighted average basic	24,505,438	24,999,891
Weighted average diluted	24,505,438	25,470,226

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:	
	September 30, 2022	December 31, 2021
	(in thousands, except for per share data)	
ASSETS		
Residential mortgage loans - at fair value	$ 1,069,476	$ 1,061,912
Residential mortgage loans in securitization trusts - at fair value	1,062,585	667,365
Commercial mortgage loans - at fair value	9,554	18,664
RMBS - at fair value	1,068,672	485,634
CMBS - at fair value	8,857	10,756
U.S. Treasury securities - at fair value	-	249,999
Cash and cash equivalents	20,549	40,801
Restricted cash	8,955	11,508
Principal and interest receivable	44,272	25,984
Deferred Tax Asset	3,457	-
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	8,534	2,428
Other assets	851	2,878
Total assets	$ 3,305,762	$ 2,577,929

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:	
	September 30, 2022	December 31, 2021
	(in thousands, except for per share data)	
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 906,321	$ 853,408
Non-recourse securitization obligation, collateralized by loans in securitization trusts - at fair value	1,048,953	616,557
Securities sold under agreements to repurchase	67,454	609,251
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	728
Due to broker	1,005,231	-
Accrued expenses	3,328	442
Accrued expenses payable to affiliate	3,060	1,425
Interest payable	4,452	1,283
Income taxes payable	-	1,600
Management fee payable to affiliate	2,006	1,845
Total liabilities	$ 3,040,805	$ 2,086,539
STOCKHOLDERS' EQUITY		
Series A preferred stock, $.01 par value, 12% cumulative, non-voting, 125 shares authorized, issued, and outstanding as of September 30, 2022 and December 31, 2021	101	101
Common stock, $0.01 par value. As of September 30, 2022: 350,000,000 shares authorized, 24,925,357 shares issued and outstanding. As of December 31, 2021: 350,000,000 shares authorized, 25,227,328 shares issued and outstanding.	249	252
Additional paid-in capital	474,830	476,510
Accumulated other comprehensive (loss) income	(8,979)	3,000
Retained (deficit) earnings	(201,244)	11,527
Total stockholders' equity	$ 264,957	$ 491,390
Total liabilities and stockholders' equity	$ 3,305,762	$ 2,577,929

Appendix: Q3 FY22 GAAP Reconciliation of Distributable Earnings

	Three Months Ended	
	September 30, 2022	September 30, 2021
	(in thousands)	
Net income allocable to common stockholder(s)	$ (83,353)	$ 6,340
Adjustments:		
Net unrealized (gains) losses on derivatives	(10,936)	3,837
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	38,822	
Net unrealized (gains) losses on residential loans	73,195	(6,157)
Net unrealized (gains) losses on commercial loans	(226)	43
Non-cash equity compensation expense	3,340	833
Distributable Earnings	$ 20,842	$ 4,896
Annualized Distributable Earnings Return on Average Equity		
Annualized Distributable Earnings	$ 83,368	$ 19,584
Average total stockholder(s)' equity	316,070	498,895
Distributable Earnings Return on Average Equity	26.4%	3.9%

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Distributable Earnings Return on Average Equity is a non-GAAP measure and is defined as annual or annualized Distributable Earnings divided by average total stockholders' equity. We believe that the presentation of Distributable Earnings Return on Average Equity provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers, but has important limitations. Additionally, we believe Distributable Earnings Return on Average Equity provides investors with additional detail on the Distributable Earnings generated by our invested equity capital. We believe Distributable Earnings Return on Average Equity as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings Return on Average Equity should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings Return on Average Equity may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings Return on Average Equity may not be comparable to similar measures presented by other REITs.

Appendix: Q3 FY22 GAAP Reconciliation of Economic Book Value (Unaudited)

	September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021	
GAAP total stockholders' equity	$	264,957	$	367,284	$	421,436	$	491,390
Preferred stock		(101)		(101)		(101)		(101)
GAAP total common stockholders' equity for book value per share of common stock		264,856		367,183		421,335		491,289
Adjustments:								
Fair value adjustment for securitized debt held at amortized cost		57,596		32,863		20,443		1,079
Stockholders' equity including economic book value adjustments	$	322,452	$	400,046	$	441,778	$	492,368
Number of common shares outstanding at period end		24,925,357		24,925,930		25,085,796		25,227,328
GAAP Book value per common share	$	10.63	$	14.73	$	16.80	$	19.47
Economic book value per common share	$	12.94	$	16.05	$	17.61	$	19.52

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table below in our end of period common stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.